MERRIMAC SERIES
                             Merrimac Cash Series
                           Merrimac Treasury Series
                         Merrimac Treasury Plus Series
                        Merrimac U.S. Government Series
                           Merrimac Municipal Series

                                 Premium Class
                              Institutional Class
                               Investment Class
                                 Adviser Class
                                 Reserve Class

Supplement dated January 16, 2003 to the Prospectus dated May 1, 2002

In the Prospectus, under "Appendix A", the following paragraphs replace the relevant existing investment descriptions.


RESTRICTED AND ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its total assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days and certain restricted securities. In addition, the Cash Portfolio may invest in time deposits with a notice or demand period of more than seven days. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

ZERO COUPON AND DEFERRED PAYMENT SECURITIES. The Cash Portfolio may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Portfolio is required to accrue income with respect to these securities prior to the receipt of cash payments. Because the Cash Series will distribute its share of this accrued income to shareholders, to the extent that the shareholders and shareholders of other mutual funds that invest in the Cash Portfolio elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Cash Portfolio will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.